UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): January 31, 2020

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REAL GOODS SOLAR, INC.

(Exact Name of Registrant as Specified in its Charter)

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Colorado	001-34044	26-1851813
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 16th Street, Suite 300, Denver, CO 80202

(Address of Principal Executive Offices, Including Zip Code)

Registrant’s telephone number, including area code: (303) 222-8300

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934: None

Item 1.02 Termination of a Material Definitive Agreement.

The disclosure under Item 5.02 below is incorporated herein by reference.

Item 2.05 Costs Associated with Exit or Disposal Activities.

The disclosure under Item 8.01 below is incorporated herein by reference. The Company does not expect to incur any material charges under generally accepted accounting principles applicable to the Company as a result. At the time of filing of this Current Report on Form 8-K, the Company is unable in good faith to make a determination of the estimates required by Item 2.05 of Current Report on Form 8-K.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The disclosure under Item 8.01 below is incorporated herein by reference. On January 31, 2020, the board of directors of Real Goods Solar, Inc. (the “Company”) terminated Dennis Lacey without cause from all positions with the Company, including his positions as Chief Executive Officer and Secretary, effective January 31, 2020, and terminated his employment agreement. Mr. Lacey has informed the Company that he waives any and all rights to rights to severance payments under his employment agreement.

On February 4, 2020, the independent members of the board of directors of Real Goods Solar, Inc., Ian Bowles and George Neble informed the Company that they have waived their accrued and unpaid director fees.

Item 8.01 Other Events.

On January 31, 2020, the board of directors of Real Goods Solar, Inc. (the “Company”), determined to cease all business activities, to terminate all of the Company’s employees, and to commence a plan of action to file a voluntary petition for relief under the provisions of Chapter 7 of Title 11 of the United States code, 11 U.S.C section 101 et seq. in the United States Bankruptcy Court for the State of Colorado. On the same day, the Company terminated all of its employees and the Company’s board of directors appointed Mr. Lacey as the Company’s authorized signatory and representative for the time being.

On January 31, 2020, the OTC Market Group, Inc. notified the Company that quotation of the Company’s Class A common stock would be moved from the OTCQX to the OTC Pink market at the close of business on Friday, January 31, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REAL GOODS SOLAR, INC.

By:	/s/ Dennis Lacey
Dennis Lacey
Authorized signatory

Date: February 5, 2020